Exhibit 21.1
Danaher Corporation Subsidiaries of the Registrant
Name	Jurisdiction of Formation
AB Qualitrol AKM	Sweden
AB Sciex Germany GmbH	Germany
AB Sciex KK	Japan
AB Sciex LLC	United States
AB Sciex LP	Canada
AB Sciex Pte Ltd.	Singapore
Aegean Partner LLC	United States
AirMagnet, Inc.	United States
Alltec Angewandte Laserlicht Technologie GmbH	Germany
American Precision Industries Inc.	United States
Anderson Instrument Co., Inc.	United States
Aquafine Corporation	United States
Aquafine GmbH	Germany
Aran Communications Limited	Ireland
Arbor Networks, Inc.	United States
Argo Canada Holding ULC	Canada
Aribex, Inc.	United States
Ball Screws and Actuators Co., Inc.	United States
Beaverton LLC	United States
Beckman Coulter AB	Sweden
Beckman Coulter Australia Pty Ltd	Australia
Beckman Coulter Biomedical GmbH	Germany
Beckman Coulter Biyomedikal Ürünler Sanayi ve Ticaret Limited Şirketi	Turkey
Beckman Coulter Canada LP	Canada
Beckman Coulter Ceska republika s.r.o.	Czech Republic
Beckman Coulter Commercial Enterprise (China) Co., Ltd.	China
Beckman Coulter de Mexico, S.A. de C.V.	Mexico
Beckman Coulter do Brasil Comércio e Importação de Produtos de Laboratório Ltda.	Brazil
Beckman Coulter d.o.o.	Croatia
Beckman Coulter España, S.A.	Spain
Beckman Coulter Eurocenter S.A.	Switzerland
Beckman Coulter France S.A.S.	France
Beckman Coulter G.m.b.H.	Germany
Beckman Coulter Hong Kong Limited	Hong Kong
Beckman Coulter, Inc.	United States
Beckman Coulter India Private Limited	India
Beckman Coulter International SA	Switzerland
Beckman Coulter Ireland Inc.	Ireland
Beckman Coulter K.K.	Japan
Beckman Coulter Korea Ltd.	Korea, Republic of
Beckman Coulter Laboratory Systems (Suzhou) Co. Ltd.	China
Beckman Coulter Limited Liability Company	Russian Federation
Beckman Coulter Magyarország Kft	Hungary
Beckman Coulter Mishima K.K.	Japan

Beckman Coulter Nederland B.V.	Netherlands
Beckman Coulter Polska sp. z.o.o.	Poland
Beckman Coulter Puerto Rico Inc.	United States
Beckman Coulter Singapore Pte. Ltd.	Singapore
Beckman Coulter Slovenska republika s.r.o.	Slovakia
Beckman Coulter South Africa (Proprietary) Limited	South Africa
Beckman Coulter Srl	Italy
Beckman Coulter Taiwan Inc.	United States
Beckman Coulter United Kingdom Limited	United Kingdom
Carnassial Corporation	Canada
ChemTreat, Inc.	United States
ChemTreat International, Inc.	United States
Citicon (Hong Kong) Limited	Hong Kong
ClearSight Networks, Inc.	United States
Comark Limited	United Kingdom
Danaher China Holdings Limited	Hong Kong
Danaher Evolution GmbH	Germany
Danaher Holding B.V.	Netherlands
Danaher Medical ApS	Denmark
Danaher Setra-ICG (Tianjin) Co. Ltd.	China
Danaher UK Industries Limited	United Kingdom
DANRAD ApS	Denmark
DATAPAQ Limited	United Kingdom
Dental Complex	Russian Federation
Dental Equipment, LLC	United States
Dental Imaging Technologies Corporation	United States
DH Business Services LLC	United States
DH Cooperative, Inc.	United States
DH Denmark Holding ApS	Denmark
DH Holdings Corp.	United States
DHR Finland Oy	Finland
DHR Technologies Ireland Limited	Ireland
DH Technologies Development Pte Ltd.	Singapore
DOMS ApS	Denmark
Dr. Lange Nederland B.V.	Netherlands
Dynapar Corporation	United States
Esko BVBA	Belgium
Esko-Graphics BVBA	Belgium
Esko-Graphics Inc.	United States
Esko-Graphics Kongsberg AS	Norway
Esko-Graphics Pte Ltd.	Singapore
Esko Software BVBA	Belgium
Fafnir Gmbh	Germany
FJ 900, Inc.	United States
Fluke Corporation	United States
Fluke Deutschland GmbH	Germany
Fluke Electronics Corporation	United States
Fluke Europe B.V.	Netherlands
Fluke Holding Austria GmbH	Austria

Fluke International Corporation	United States
Fluke Italia S.r.l.	Italy
Fluke Precision Measurement Limited	United Kingdom
Fluke Sales B.V.	Netherlands
Fluke Shanghai Corporation	China
Fluke Software Ireland Limited	Ireland
Fullerton LLC	United States
Gems Sensors Inc.	United States
Genetix Group Limited	United Kingdom
Gilbarco Australia Pty Ltd	Australia
Gilbarco China Co. Ltd	China
Gilbarco GmbH & Co. KG	Germany
Gilbarco Inc.	United States
Gilbarco S.r.l.	Italy
Gilbarco Veeder Root India Private Limited	India
Hach Company	United States
Hach Lange ApS	Denmark
Hach Lange France S.A.S.	France
Hach Lange GmbH	Germany
Hach Lange Sàrl	Switzerland
Hach Lange Sensors S.A.S.	France
Hach Lange Spain S.L.	Spain
Hach Lange S.r.l.	Italy
Hach Ultra Japan KK	Japan
Hengstler GmbH	Germany
Hennessy Industries, Inc.	United States
Hexis Científica S.A.	Brazil
Hybritech Incorporated	United States
Immunotech Sro	Czech Republic
Immunotech SAS	France
Implant Direct Sybron Administration LLC	United States
Implant Direct Sybron International LLC	United States
Implant Direct Sybron Manufacturing LLC	United States
Infrared Integrated Systems Limited	United Kingdom
Instrumentarium Dental GmbH	Germany
Invetech, Inc.	United States
Invetech Pty Ltd	Australia
Iris International, Inc.	United States
Iris Power LP	Canada
Jacobs Vehicle Systems, Inc.	United States
Janos Technology LLC	United States
Joslyn Holding Company	United States
Kaltenbach & Voigt GmbH	Germany
KAVO Dental GmbH	Germany
KAVO Dental Ltd.	United Kingdom
Kavo Dental Systems Japan Co., Ltd	Japan
Kavo Dental Technologies, LLC	United States
KaVo do Brasil Indústria e Comércio Ltda.	Brazil
Keithley Instruments, Inc.	United States

Kerr Corporation	United States
KerrHawe SA	Switzerland
Kerr Italia S.r.l.	Italy
Kollmorgen Asia Investment Company	United States
Kollmorgen Corporation	United States
Kollmorgen Europe GmbH	Germany
Kollmorgen S.r.l.	Italy
Kollmorgen s.r.o.	Czech Republic
Kollmorgen Särö AB	Sweden
Kreatech Holding BV	Netherlands
Launchchange Limited	United Kingdom
Launchchange Operations Limited	United Kingdom
Leica Biosystems Melbourne Pty Ltd	Australia
Leica Biosystems Newcastle Limited	United Kingdom
Leica Biosystems Nussloch GmbH	Germany
Leica Biosystems Richmond, Inc.	United States
Leica Instruments (Singapore) Pte Limited	Singapore
Leica Microsystems B.V.	Netherlands
Leica Microsystems CMS GmbH	Germany
Leica Microsystems Inc.	United States
Leica Microsystems IR GmbH	Germany
Leica Microsystems KK	Japan
Leica Microsystems Limited	Hong Kong
Leica Microsystems Ltd. Shanghai	China
Leica Microsystems (SEA) Pte Ltd	Singapore
Leica Microsystems (UK) Limited	United Kingdom
Leica Mikrosysteme (Austria) GmbH	Austria
Leica Mikrosysteme Vertrieb GmbH	Germany
Life Sciences Holdings France SAS	France
Linx Printing Technologies Limited	United Kingdom
Lumigen, Inc.	United States
Martel Electronics Corp.	United States
McCrometer, Inc.	United States
Metrex Research, LLC	United States
Mixed Signals, Inc.	United States
Molecular Devices, LLC	United States
Motion Engineering Incorporated	United States
Navman Wireless Australia Pty.Ltd.	Australia
Navman Wireless Holdings LP	United States
Navman Wireless North America Ltd.	United States
Navman Wireless UK ltd.	United Kingdom
Negele Messtechnik GmbH	Germany
Neoptix Canada LP	Canada
NMTC, Inc.	United States
Ormco BV	Netherlands
Ormco Corporation	United States
OTT Hydromet GmbH	Germany
Pacific Scientific Energetic Materials Company (Arizona) LLC	United States
Pacific Scientific Energetic Materials Company (California) LLC	United States

PacSci Motion Control, Inc.	United States
PaloDEx Group OY	Finland
Pantone LLC	United States
Pentron Corporation	United States
Portescap India Private Limited	India
Prozess und Maschinen Automation GmbH	Germany
Qualitrol Company LLC	United States
Qualitrol Finance Corp.	United States
Radiometer America Inc.	United States
Radiometer GmbH	Germany
Radiometer K.K.	Japan
Radiometer Limited	United Kingdom
Radiometer Medical ApS	Denmark
Radiometer Medical Equipment (Shanghai) Co. Ltd.	China
Raytek GmbH	Germany
Salsnes Filter AS	Norway
Sea-Bird Electronics, Inc.	United States
Sendx Medical, Inc.	United States
Setra Systems, Inc.	United States
Serveron Corporation	United States
Shanghai Shilu Instrument Co. Ltd.	China
Sonix, Inc.	United States
SpofaDental a.s.	Czech Republic
Sybron Canada Limited Partner Company	Canada
Sybron Canada LP	Canada
SyntheSys Research, Inc.	United States
Tektronix Berlin GmbH & Co. KG	Germany
Tektronix (China) Co., Limited	China
Tektronix China Trading	China
Tektronix Development Company	United States
Tektronix GmbH	Germany
Tektronix, Inc.	United States
Tektronix International Sales GmbH	Switzerland
Tektronix Texas, LLC	United States
Tektronix U.K. Holdings Limited	United Kingdom
Teletrac Holdings Inc.	United States
Teletrac, Inc.	United States
Thomson Industries, Inc.	United States
Thomson Linear LLC	United States
Thomson Neff GmbH	Germany
Tianjin Danaher Motion Co. Ltd.	China
Trojan Technologies	Canada
U.S. Peroxide, LLC	United States
Veeder-Root Company	United States
Venture Measurement Company LLC	United States
Videojet Do Brasil Comércio de Equipamentos Para Codificação Industrial Ltda.	Brazil
Videojet X-Rite K.K.	Japan
Videojet Technologies B.V.	Netherlands
Videojet Technologies Canada L.P.	Canada

Videojet Technologies Europe B.V.	Netherlands
Videojet Technologies GmbH	Germany
Videojet Technologies Inc.	United States
Videojet Technologies Limited	United Kingdom
Videojet Technologies Mexico S. de R.L. de C.V.	Mexico
Videojet Technologies S.A.S.	France
Videojet Technologies (Shanghai) Co., Ltd.	China
Videojet Technologies JSC	Russian Federation
Viqua	Canada
VSS Monitoring, Inc.	United States
X-Ray Optical Systems, Inc.	United States
X-Rite Asia Pacific Limited	Hong Kong
X-Rite Europe GmbH	Switzerland
X-Rite GmbH	Germany
X-Rite, Incorporated	United States
Young's L&S Dental Supplies Ltd.	Hong Kong
Zhuhai S.E.Z. Videojet Electronics Ltd.	China